UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 6, 2026

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement and Amendment of a Material Definitive Agreement.

Material Definitive Agreement.

On January 6, 2026, Amphastar Pharmaceuticals, Inc (“Amphastar” or, the “Company”), and Nanjing Hanxin Pharmaceutical Technology Co., Ltd. (“Hanxin”), entered into a License Agreement (“License Agreement”) pursuant to which Hanxin is granting an exclusive license to certain intellectual property controlled by Hanxin to develop, make, use and commercialize products incorporating or comprising of corticotropin compound (“Licensed Product”) in the United States and Canada (the “Territory”). Hanxin is also granted a non-exclusive license under certain intellectual property controlled by Amphastar to develop, make, use and commercialize Licensed Product outside the Territory. Amphastar made an upfront payment of $2 million to Hanxin upon signing the License Agreement. Amphastar is also required to make payments to Hanxin consisting of up to $14 million in development milestone payments and up to $75 million in sales milestone payments, subject to the achievement of the applicable development and sales milestone events respectively, and royalty payments, not to exceed a maximum annual amount of $7.5 million each calendar year and a maximum accumulated amount of $60 million for the Licensed Product. Hanxin will pay to Amphastar a royalty payment of net sales of Licensed Product that are based on any patents licensed by Amphastar to Hanxin under the License Agreement or regulatory exclusivity covering such Licensed Product. The term of the License Agreement will expire, region-by-region basis, on the tenth anniversary of the first commercial sale of the Licensed Product in the applicable region in the Territory, with Amphastar having the right to extend the License Agreement until the earlier of ten additional years or the expiration, lapse, or invalidation of the last remaining valid claim of the patents licensed by Hanxin to Amphastar that covers the Licensed Product in the Territory.

Distribution Amendment

On January 6, 2026, Armstrong Pharmaceuticals, Inc. a wholly-owned subsidiary of the Amphastar and Hong Kong Genreach Limited (“Genreach”) a wholly-owned subsidiary of Hanxin entered into an amendment to the Distribution Agreement (the “Distribution Amendment”), originally entered into on August 28, 2024, as previously reported by the Company on a Current Report on Form 8-K filed on August 30, 2024 (the “Distribution Agreement”).

The Distribution Amendment expands the region of the Distribution Agreement with the additions of Middle East countries and Southeast Asian countries and includes additional administrative and definitional changes. The change in value of the Distribution Amendment is not determinable at this time as it is dependent on sales in the expanded region. The Company does not expect the Distribution Amendment to be material to its financial conditions or results of operations.

Manufacturing Amendment

On January 6, 2026, Amphastar Nanjing Pharmaceuticals, Inc., the Chinese subsidiary of Amphastar and Hanxin entered into an amendment to the Manufacturing Agreement (the “Manufacturing Amendment”), originally entered into on April 19, 2022, as previously reported by the Company on a Current Report on Form 8-K filed on April 22, 2022.

The Manufacturing Amendment expands the territory of the Manufacturing Agreement with the addition of a global territory except for the United States and Canada for Lidocaine and Cotricotropin, and a global territory for active pharmaceutical ingredient of Semaglutide, and a global territory for Finished Product of Semaglutide tablet with dose 3, 7 and 14 milligrams, clarifies intellectual property rights and adds indemnification and limitation of liability terms. The change in value of the Distribution Amendment is not determinable at this time as it is dependent on sales in the expanded territory. The Company does not consider this Manufacturing Amendment to be material to its financial condition or results of operations.

As previously disclosed in the Definitive Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 14, 2025, Dr. Jack Zhang, the Company’s Chief Executive Officer, President, and Director; and Dr. Mary Luo, the Company’s Chairman, Chief Operating Officer, and Director; and certain members of their family beneficially own a majority of the equity interest in Hanxin, Henry Zhang, the son of Dr. Jack Zhang, is also the general manager, and the chairman of the board of directors of Hanxin, the parent of Genreach, and accordingly, the License Agreement, the Distribution Amendment and the Manufacturing Amendment each represent related party transactions. The Audit Committee of the Board of Directors of the Company evaluated and approved entry into each of the Distribution Amendment and the Manufacturing Amendment following review of applicable considerations.

The foregoing are brief descriptions of the License Agreement, Distribution Amendment and the Manufacturing Amendment, and do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by reference to the copy of the License Agreement, Distribution Amendment and the Manufacturing Amendment, each of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the fiscal year ending December 31, 2025, and each of which are incorporated herein by reference.

Forward-Looking Statements

All statements in this current report that are not historical are forward-looking statements, including, among other things, statements relating to the performance of the parties under the Agreement and the expected payments thereunder. These statements are not facts but rather are based on Amphastar’s historical performance and our current expectations, estimates, and projections regarding our business, operations, and other similar or related factors. Words such as "may," "might," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expect," "intend," "plan," "project," "believe," "estimate," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Amphastar’s control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including changes in laws and regulations and disruptions in supply chains as well as others described in Amphastar’s filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 6, 2025. You can locate these reports through our website at http://ir.amphastar.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this current report speak only as of the date of the report. Amphastar undertakes no obligation to revise or update information or any forward-looking statements in this current report to reflect events or circumstances in the future, even if new information becomes available or if subsequent events cause our expectations to change.

Item 7.01. Regulation FD Disclosure

On January 12, 2026, the Company issued a press release announcing the exclusive License Agreement with Hanxin for the Licensed Product.

A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K is not deemed to be “filed” for the purpose of Section 18 of the Securities Act of 1933, or the Securities Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 12, 2026 of Amphastar Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: January 12, 2026
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer, Executive Vice President and Treasurer